                                                                     Exhibit 4.1

                         AMENDMENT NO. 8, CONSENT, WAIVER AND AGREEMENT dated as
                    of December 18, 2003 (this "Amendment"), to the Credit Agreement dated as of January 23, 1998, as amended by Amendment No. 1 dated as of August 12, 1998, Amendment No. 2 and Waiver dated as of November 30, 1998, Amendment No. 3 dated as of June 30, 1999, Amendment No. 4 dated as of June 29, 2000, Amendment No. 5 and Agreement dated as of January 26, 2001, Amendment No. 6, Consent and Waiver dated as of August 10, 2001, and Amendment No. 7, Waiver and Agreement dated as of November 21, 2002 (the "Credit Agreement"), among EAGLE FAMILY FOODS, INC. (the "Borrower"), EAGLE FAMILY FOODS HOLDINGS, INC. ("Holdings"), the Lenders (as defined in the Credit Agreement), JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, as swingline lender (in such capacity, the "Swingline Lender"), and as issuing bank (in such capacity, the "Issuing Bank"), and MERRILL LYNCH CAPITAL CORPORATION, as documentation agent.

          A. Pursuant to the Credit Agreement, the Lenders, the Swingline Lender and the Issuing Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

          B. The Borrower has informed the Administrative Agent that it intends to sell substantially all the assets of its Cremora Non-Dairy Creamer business (the "Non-Dairy Creamer Assets") in exchange for Net Proceeds of not less than $11,500,000 in cash (the "Proposed Sale"), and to use the Net Proceeds of the Proposed Sale to prepay Term Loans as required by, and in accordance with the provisions of, Section 2.11(b) of the Credit Agreement (the "Mandatory Prepayment").

          C. The Borrower and Holdings have requested that the Required Lenders consent to the Proposed Sale and waive compliance by the Borrower and Holdings with certain provisions of the Credit Agreement in connection with or as a consequence thereof as set forth herein.

          D. The Required Lenders are willing to grant such consent and waiver pursuant to the terms and subject to the conditions set forth herein.

          E. The Borrower, Holdings and the Required Lenders also desire to amend the Credit Agreement as set forth herein.

       F. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Consent and Waiver. The Required Lenders hereby (a) consent to the Proposed Sale and (b) waive compliance by the Borrower and Holdings with the provisions of Section 6.05 of the Credit Agreement to the extent necessary to consummate the Proposed Sale; provided, however, that (i) the date the Proposed Sale is consummated (the "Sale Closing Date") shall be on or prior to January 31, 2004, (ii) the Net Proceeds of the Proposed Sale shall be not less than $11,500,000 in cash, and (iii) the Borrower shall promptly cause the Mandatory Prepayment to occur.

          SECTION 2. Amendments. (a) The definition of the term "Consolidated EBITDA" contained in Section 1.01 of the Credit Agreement is hereby amended by deleting ", and" in the fifteenth line thereof and deleting the period in the final line thereof and substituting in its place the following:`

     ", and (g) any fees and expenses associated with the sale by the Borrower of the Non-Dairy Creamer Assets, in an aggregate amount not to exceed $500,000."

          (b) Section 2.08(d) of the Credit Agreement is hereby amended by deleting the amount "$45,000,000" contained therein and substituting therefor the amount "$43,000,000" and by deleting the amount "$40,000,000" contained therein and substituting therefor the amount "$38,000,000".

          (c) Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               SECTION 6.14. Minimum EBITDA. Holdings and the Borrower will not permit Consolidated EBITDA for any period of four consecutive fiscal quarters ending on any date set forth below to be less than the amount set forth below opposite such date:

                       Date                                Amount
                       ----                                ------
                  January 3, 2004                       $22,000,000
                  April 3, 2004                         $21,000,000
                  July 3, 2004                          $20,000,000
                  October 2, 2004                       $19,000,000

               SECTION 3. Agreement. The Borrower hereby permanently reduces the Revolving Commitments by $2,000,000, effective on the Amendment Effective Date (as defined below), and the Required Lenders hereby waive any other notice of such reduction. To the extent that, after giving effect to such reduction the aggregate Revolving Exposure would exceed the Revolving Commitments, the Borrower shall prepay Revolving Loans and/or Swingline Loans in an amount sufficient to eliminate such excess.

               SECTION 4. Representations and Warranties. Each of the Borrower and Holdings represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

               SECTION 5. Conditions to Effectiveness. This Amendment shall become effective as of the date (the "Amendment Effective Date") that (a) the Proposed Sale and the Mandatory Prepayment shall have occurred and (b) the Administrative Agent shall have received (i) counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, Holdings and the Required Lenders and (ii) reimbursement of all fees and expenses of the Administrative Agent for which invoices have been submitted to the Borrower.

               SECTION 6. Release of Collateral. Upon the effectiveness of this Amendment as provided above, the Required Lenders hereby authorize and direct the Collateral Agent to take any and all action as may be reasonably requested by the Borrower to evidence the release of the security interests of the Security Documents in the Non-Dairy Creamer Assets.

               SECTION 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Swingline Lender, the Issuing Bank, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or Holdings to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

               SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

               SECTION 9. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                       EAGLE FAMILY FOODS, INC.,

                                       by:

                                                /s/ Michael P. Conti
                                       -----------------------------------------
                                       Name:        Michael P. Conti
                                       Title:       V.P. Finance


                                       EAGLE FAMILY FOODS HOLDINGS, INC.,

                                       by:

                                                /s/ Michael P. Conti
                                       -----------------------------------------
                                       Name:        Michael P. Conti
                                       Title:       V.P. Finance


                                       JPMORGAN CHASE BANK,
                                       individually and as Administrative Agent,
                                       Collateral Agent, Issuing Bank and
                                       Swingline Lender,

                                       by:

                                                /s/ Neil R. Boylan
                                       -----------------------------------------
                                       Name:        Neil R. Boylan
                                       Title:       Managing Director

                                       ALLIANCE CAPITAL MANAGEMENT L.P., as
                                       Manager on behalf of ALLIANCE CAPITAL
                                       FUNDING, L.L.C., as Assignee
                                       BY: ALLIANCE CAPITAL MANAGEMENT
                                       CORPORATION, General Partner of Alliance
                                       Capital Management L.P.,

                                       by:
                                                /s/ Joel Serebransky
                                       -----------------------------------------
                                       Name:        Joel Serebransky
                                       Title:       Senior Vice President

                                       BANK OF HAWAII,

                                       by:
                                                /s/ Luke Yeir
                                       -----------------------------------------
                                       Name:        Luke Yeir
                                       Title:       Vice President

                                       BANK OF TOKYO-MITSUBISHI TRUST
                                       COMPANY,

                                       by:
                                                /s/ Michael L. Zion
                                       -----------------------------------------
                                       Name:        Michael L. Zion
                                       Title:       Vice President


                                       CENTURION CDO I, LIMITED
                                       BY: American Express Asset Management
                                       Group Inc. as Collateral Manager,

                                       by:
                                                /s/ Leanne Stavrakis
                                       -----------------------------------------
                                       Name:        Leanne Stavrakis
                                       Title:       Director- Operations

                                       CENTURION CDO II, LTD
                                       BY: American Express Asset Management
                                       Group Inc. as Collateral Manager,

                                       by:
                                                /s/ Leanne Stavrakis
                                       -----------------------------------------
                                       Name:        Leanne Stavrakis
                                       Title:       Director-Operations

                                       SEQUILS--CENTURION V, LTD
                                       BY: American Express Asset Management
                                       Group Inc. as Collateral Manager,

                                       by:
                                                /s/ Leanne Stavrakis
                                       -----------------------------------------
                                       Name:        Leanne Stavrakis
                                       Title:       Director-Operations

                                       CENTURION CDO VI, LTD.
                                       BY: American Express Asset Management
                                       Group Inc. as Collateral Manager,

                                       by:
                                                /s/ Leanne Stavrakis
                                       -----------------------------------------
                                       Name:        Leanne Stavrakis
                                       Title:       Director-Operations

                                       EATON VANCE INSTITUTION SENIOR LOAN FUND,

                                       by:
                                                /s/ Payson F. Swaffield
                                       -----------------------------------------
                                       Name:        Payson F. Swaffield
                                       Title:       Vice President


                                       EATON VANCE SENIOR INCOME TRUST,

                                       by:
                                                /s/ Payson F. Swaffield
                                       -----------------------------------------
                                       Name:        Payson F. Swaffield
                                       Title:       Vice President

                                       FLEET NATIONAL BANK,

                                       by:
                                                /s/ Thomas J. Maloney
                                       -----------------------------------------
                                       Name:        Thomas J. Maloney
                                       Title:       Fleet National Bank


                                       GRAYSON & CO
                                       BY: BOSTON MANAGEMENT AND
                                       RESEARCH AS INVESTMENT ADVISOR,

                                       by:
                                                 /s/ Payson F. Swaffield
                                       -----------------------------------------
                                       Name:         Payson F. Swaffield
                                       Title:        Vice President


                                       INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                       BY: Indosuez Capital as Portfolio Advisor

                                       by:
                                                 /s/ Paul O. Travers
                                       -----------------------------------------
                                       Name:         Paul O. Travers
                                       Title:        Managing Director


                                       HIGHLAND LOAN FUNDING V LTD.,
                                       By: Highland Capital Management L.P. as
                                       Collateral Manager,

                                       by:
                                                 /s/ Mark Okada
                                       -----------------------------------------
                                       Name:         Mark Okada
                                       Title:        Chief Investment Officer

                                       KZH ING-2 LLC,

                                       by:
                                                 /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:         Dorian Herrera
                                       Title:        Authorized Agent

                                       KZH WATERSIDE LLC,

                                       by:
                                                 /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:         Dorian Herrera
                                       Title:        Authorized Agent

                                       LOAN FUNDING IV, LLC.,
                                       By: Highland Capital Management L.P. as
                                       Collateral Manager,
                                       by:
                                                 /s/ Mark Okada
                                       -----------------------------------------
                                       Name:         Mark Okada
                                       Title:        Chief Investment Officer

                                       MERRILL LYNCH CAPITAL PRODUCTS LLC,

                                       by:
                                                 /s/ Michael Lee
                                       -----------------------------------------
                                       Name:         Michael Lee
                                       Title:        Authorized Signatory

                                       MIZUHO CORPORATE BANK, LTD.

                                       by:
                                                 /s/ Noel P. Purcell
                                       -----------------------------------------
                                       Name:         Noel P. Purcell
                                       Title:        Senior Vice President


                                       NORTHWOOD CAPITAL , LIMITED
                                       BY: ANGELO, GORDON & CO., L.P.
                                           AS COLLATERAL MANAGER

                                       by:
                                                 /s/ John W. Fraser
                                       -----------------------------------------
                                       Name:         John W. Fraser
                                       Title:        Managing Director

                                       NORTHWOOD CAPITAL II , LIMITED
                                       BY: ANGELO, GORDON & CO., L.P.
                                           AS COLLATERAL MANAGER

                                       by:
                                                 /s/ John W. Fraser
                                       -----------------------------------------
                                       Name:         John W. Fraser
                                       Title:        Managing Director


                                       NORTHWOOD CAPITAL III , LIMITED
                                       BY: ANGELO, GORDON & CO., L.P.
                                           AS COLLATERAL MANAGER

                                       by:
                                                 /s/ John W. Fraser
                                       -----------------------------------------
                                       Name:         John W. Fraser
                                       Title:        Managing Director


                                       RESTORATION FUNDING CLO, LTD.,
                                       By: Highland Capital Management L.P. as
                                       Collateral Manager,
                                       by:
                                                 /s/ Mark Okada
                                       -----------------------------------------
                                       Name:         Mark Okada
                                       Title:        Chief Investment Officer

                                       SENIOR DEBT PORTFOLIO
                                       BY: BOSTON MANAGEMENT AND
                                       RESEARCH AS INVESTMENT ADVISOR,

                                       by:
                                                 /s/ Payson F. Swaffield
                                       ---------------------------------------
                                       Name:         Payson F. Swaffield
                                       Title:        Vice President